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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                               F O R M   8 - K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                               August 29, 1995
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                               (Date of Report)



                          National City Corporation
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                1-10074                      34-1111088
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(State or other jurisdiction    (Commission                  (IRS Employer
     of incorporation)          File Number)                 Identification No.)


                1900 East Ninth Street, Cleveland, Ohio                    44114
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(Address of principal executive offices)                           (Zip Code)


                                 216-575-2000
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             (Registrant's telephone number, including area code)






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Item 5.          Other Events
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                 National City Corporation (the "Registrant") and Integra
Financial Corporation ("ITG") jointly announced on August 28, 1995, that they had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for a merger of ITG into Registrant. Under the terms of the Merger Agreement, the shareholders of ITG will receive two shares of Registrant's Common Stock per share of ITG Common Stock.

                 Completion of the Merger is subject to certain conditions, including (i) the approval of the shareholders of ITG, (ii) the approval of the stockholders of Registrant, (iii) the approval of the appropriate state and federal bank regulators and other government agencies, (iv) the receipt by Registrant and ITG of a letter from Ernst & Young that the transaction contemplated by the Merger Agreement qualifies for pooling-of-interest accounting treatment, (v) the receipt by registrant and ITG of an opinion from Buchanan, Ingersoll Professional Corporation that the merger will be treated for federal income tax purposes as a tax free organization and (vi) other conditions to closing customary of a transaction of this type.

                 Contemporaneously with the execution of the Merger Agreement, Registrant and ITG entered into two option agreements. The first option agreement provides Registrant the right to purchase a number of shares of ITG Common Stock equal to 19.9% of ITG's outstanding Common Stock. The price per share of ITG Common Stock upon exercise of the option is $51.875. The other option grants to ITG the right to purchase a number of shares of Registrant's Common Stock equal to 8.2% of Registrant's outstanding Common Stock. The price per share of Registrant's Common Stock upon exercise of the option is $31.625. The options granted under the above option agreements are exercisable only upon the occurrence of certain triggering events which are defined in the respective stock option agreements. No triggering event has occurred at this time for either stock option.

                 References made to the news release, dated August 28, 1995, a copy of which is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. Reference is also made to the Agreement and Plan of Merger, dated August 27, 1995, and the two stock option agreements, dated as of August 27, 1995, composite conformed copies of which are filed as exhibits 2.1, 2.2, and 2.3, respectively, to this report on Form 8-K for a complete description of the terms of the merger.
                 The above summary descriptions of the Merger Agreement and the stock option agreements are qualified in their entirety by reference to the text of the documents, which are included as exhibits to this Form 8-K and are incorporated herein by reference.





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Item 7.          Financial Statements, Pro Forma Financial Information and
                 ---------------------------------------------------------
                 Exhibits
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                 a)       Financial Statements of business acquired:     None.
                          -----------------------------------------

                 b)       Pro forma financial information:     None.
                          -------------------------------

                 c)       Exhibits:
                          --------

                          2.1 Agreement and Plan of Merger, dated as of August 27, 1995 by and between National City Corporation and Integra Financial Corporation.

                          2.2 Stock Option Agreement, dated as of August 27, 1995 by and between National City Corporation and Integra Financial Corporation.

                          2.3 Stock Option Agreement, dated as of August 27, 1995 by and between National City Corporation and Integra Financial Corporation.

                         99.1  Press Release dated August 28, 1995
                 incorporated herein by reference.



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                                  SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 29, 1995                         By \s\ David L. Zoeller
                                                  --------------------------
                                                  David L. Zoeller
                                                  Senior Vice President and
                                                  General Counsel







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